UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2012

TechTarget, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2012, TechTarget, Inc. (the “Company”) issued a press release announcing its results for the third fiscal quarter ended September 30, 2012. TechTarget is also posting a copy of its supplemental Shareholders Letter with respect to the completed quarter on the Investor Information section of its website at www.techtarget.com. The full text of the press release issued in connection with the announcement and the related Shareholders Letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The information contained in Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2012, the Board of Directors (the “Board”) of the Company elected Robert D. Burke as a Class II director with a term expiring at the Annual Meeting of Stockholders to be held in 2015. Mr. Burke was also appointed to the Audit Committee and the Compensation Committee of the Board. In connection with his election to the Board, and on the recommendation of the Compensation Committee, Mr. Burke received a grant of 75,000 restricted stock units with respect to the Company’s common stock, subject to annual vesting of twenty-five percent in each of the four years following vesting. Thereafter, Mr. Burke will be compensated as a director pursuant to the Company’s compensation policy for non-employee directors, which is described in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 26, 2012.

Item 7.01. Regulation FD Disclosure.

In electing Mr. Burke, the Company has met the criteria for the composition of its Audit Committee required by Nasdaq Listing Rule 5605 within the cure period prescribed by Nasdaq in its letter to the Company of August 14, 2012, as described in greater detail on the Company’s Current Report on Form 8-K, as filed with the SEC on August 20, 2012.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	A copy of the press release issued by TechTarget, Inc. on November 7, 2012 is furnished herewith.

99.2	A copy of the Shareholders Letter posted by TechTarget, Inc. to its website on November 7, 2012 is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: November 7, 2012	By:	/s/ Janice Kelliher
Janice Kelliher Chief Financial Officer and Treasurer